Loans	12 Months Ended
Dec. 31, 2012
Loans and Leases Receivable Disclosure [Abstract]
Financing Receivables [Text Block]
Loans
The composition of Net loans at December 31, was as follows:

	2012	2011
	(Dollars in thousands)
Residential real estate	$154,938	$147,426
Construction real estate	36,018	28,077
Commercial real estate	183,900	189,770
Commercial	21,463	23,018
Consumer	6,065	6,134
Municipal	41,761	29,894
Gross loans	444,145	424,319
Allowance for loan losses	(4,657)	(4,226)
Net deferred loan costs	139	177
Net loans	$439,627	$420,270

The loans purchased in the May 2011 acquisition of three New Hampshire branches were recorded at $32.9 million, the estimated fair value at the time of purchase. The estimated fair value contains both accretable and nonaccretable components. The accretable component is amortized as an adjustment to the related loan yield over the average life of the loan. The nonaccretable component represents probable loss due to credit risk and is reviewed by management periodically and adjusted as deemed necessary. At the acquisition date, the fair value of the loans acquired resulted in an accretable loan premium component of $545 thousand, less a nonaccretable credit risk component of $318 thousand. During the year ended December 31, 2012, the nonaccretable credit risk component balance decreased $22 thousand due to a loss recognized on one acquired commercial loan. The resulting balance of the nonaccretable credit risk component is $296 thousand at December 31, 2012. The net carrying amounts of the acquired loans were $22.9 million and $27.9 million at December 31, 2012 and 2011, respectively, and are included in the loan balances above.

The following table summarizes activity in the accretable loan premium component for the acquired loan portfolio:

	For The Years Ended December 31,
	2012	2011
	(Dollars in thousands)
Balance at beginning of year	$491	$—
Acquisitions	—	545
Loan premium amortization	(90)	(54)
Changes in expected cash flows due to paydowns	53	—
Balance at end of year	$454	$491

Residential real estate loans aggregating $11.4 million and $9.9 million at December 31, 2012 and 2011, respectively, were pledged as collateral on deposits of municipalities. Qualified first mortgages held by Union may also be pledged as collateral for borrowings from the FHLB of Boston under a blanket lien.

A summary of current, past due and nonaccrual loans as of the balance sheet dates follows:

December 31, 2012	Current	30-59 Days	60-89 Days	90 Days and over and accruing	Nonaccrual	Total
	(Dollars in thousands)
Residential real estate	$148,479	$2,573	$1,274	$296	$2,316	$154,938
Construction real estate	35,944	24	6	—	44	36,018
Commercial real estate	179,739	2,943	812	—	406	183,900
Commercial	20,541	811	39	—	72	21,463
Consumer	6,012	31	10	11	1	6,065
Municipal	41,761	—	—	—	—	41,761
Total	$432,476	$6,382	$2,141	$307	$2,839	$444,145

December 31, 2011	Current	30-59 Days	60-89 Days	90 Days and over and accruing	Nonaccrual	Total
	(Dollars in thousands)
Residential real estate	$140,330	$2,685	$1,134	$606	$2,671	$147,426
Construction real estate	26,849	758	203	175	92	28,077
Commercial real estate	182,122	4,694	471	1,104	1,379	189,770
Commercial	22,519	376	—	12	111	23,018
Consumer	6,045	33	1	—	55	6,134
Municipal	29,894	—	—	—	—	29,894
Total	$407,759	$8,546	$1,809	$1,897	$4,308	$424,319

Aggregate interest on nonaccrual loans not recognized was $1.0 million and $903 thousand for the years ended December 31, 2012 and 2011, respectively.